April 2015 Davenport Assets Acquisition Discussion Materials Exhibit 99.2

Disclaimer

Forward-Looking Statements and Other Matters
During the course of this presentation, we may make forward-looking statements or provide forward-looking information. All statements that address expectations or projections about the future, including with respect to our expected acquisition of Lafarge North America’s
Davenport, IA cement plant and select terminals, are forward-looking statements. Some of these statements include words such as
“expects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “projects,” and “indicates.” Although they reflect our current expectations, these statements are not guarantees of future performance, but involve a number of risks, uncertainties, and assumptions that are difficult to predict, including those described in “Risk Factors” in our prospectus dated March 11, 2015 filed with the Securities and
Exchange Commission (the “SEC”), as such factors may be updated from time to time in our periodic filings with the SEC. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to, general economic conditions, competitive pressures, the commodity nature of our products and their price movements, raw material costs and availability, and the ability to retain key employees. We do not undertake to update any forward-looking statements as a result of future developments or new information.
This presentation (including any oral briefing and any question-and-answer in connection with it) is not intended to, and does not constitute, represent or form part of any offer, invitation or solicitation of any offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities.

SUMMIT Materials

MINNESOTA
WISCONSIN
Green Bay
Sioux Falls
Madison
Milwaukee
MICHIGAN
Grand Rapids
Flint
Lansing
Livonia
Detroit
Lake Huron
Rockford
Chicago
Cedar Rapids
Naperville
Gary
South Bend
Fort Wayne
Toledo
Omaha
Lincoln
Peoria
ILLINOIS
Springfield
INDIANA
Indianapolis
Dayton
Cincinnati
UNITED STATES
Kansas City
Topeka
Olathe
Overland Park
MISSOURI
Evansville
Louisville
Lexington
Wichita
Springfield
KENTUCKY
Clarksville
Nashville
Knoxville
Tulsa
Oklahoma City
OKLAHOMA
TENNESSEE
Chattanooga
ARKANSAS
Little Rock
Memphis
Huntsville
Athens
Atlanta
Wichita Falls
Birmingham
Fort Worth
Mesquite
Dallas
MISSISSIPPI
ALABAMA
Montgomery
Columbus
Shreveport
Jackson
Waco
LOUISIANA
Mobile
Tallahassee
Austin
Beaumont
Lafayette
Baton Rouge
New Orleans
Houston
San Antonio
Gulf of Mexico

Summit Materials’ Acquisition of Lafarge North America’s
Davenport Cement Plant & Seven Cement Terminals

Funding Summary
Transaction Highlights
On April 16, 2015, Summit Materials (NYSE: SUM), a leading vertically-integrated construction materials company, signed a definitive agreement to acquire Lafarge North America’s 1.2M short ton (1.1M metric ton)
capacity Davenport, IA cement plant and seven cement distribution terminals along the Mississippi River
(“Davenport Assets”) for $450 million plus Summit’s Bettendorf, IA cement distribution terminal
Geographic Footprint
Combination of the Davenport Assets and Summit’s Continental Cement
(“CCC”) business creates a strategically compelling and complementary multi-plant cement business
PF ’14A Adj. EBITDA cash purchase price multiple of approximately 9x (1)
Attractive growth markets throughout U.S. mid-continent
Favorable timing as domestic cement supply tightens
Well positioned for EBITDA growth and margin expansion
Enhances Summit’s margin profile and materials exposure
Immediately accretive to Summit’s earnings
Expected to close in July 2015, contingent on final regulatory approval and the Lafarge-Holcim merger closing
Cash purchase price of $450 million plus Bettendorf, IA cement terminal
o
Initial purchase price of $370 million due at closing, to be funded by 2019
Term Debt
o
Remaining purchase price of $80m due no later than 12/31/15; expected to be funded with a combination of debt and equity
Summit’s ‘15E net leverage ratio is not expected to exceed 4.75x (1)
(1) Estimated based on currently available information, including unaudited financial information provided by the seller and certain assumptions by management.  Audited carve-out financials are not yet available and actual results may vary.
CCC Hannibal Plant
CCC Terminal
CCC Bettendorf Terminal
Lafarge Davenport Plant
Lafarge Terminal

Transaction Overview

What
Acquisition of Lafarge North America’s Davenport cement plant and seven mid-continent cement distribution terminals for $450M plus CCC’s Bettendorf, IA cement distribution terminal
How
Lafarge has agreed to sell the Davenport Assets to Summit in order to obtain approval of the
Lafarge-Holcim merger from U.S. antitrust authorities
Summit Materials’ signed a definitive agreement on April 16, 2015 to acquire the Davenport Assets, contingent on final regulatory approval and the Lafarge-Holcim merger closing
Where
Cement plant is located in Davenport, IA and the seven terminals are located along the Mississippi river system as far north as Minneapolis and as far south as New Orleans
Terminal locations are: Minneapolis, MN; St. Paul, MN; LaCrosse, WI; Des Moines, IA; Memphis, TN;
Union, LA; and New Orleans, LA
When
Deal is expected to close in July 2015, within 10 days of the Lafarge-Holcim merger closing
Why
Premier assets
Compelling strategic fit
Attractive markets
Favorable timing
Strong operational fit
Increased materials exposure
Margin expansion
Immediately accretive

(Millions Metrics Tons)
110
128
128
117
97
78
82
86
93
103
117
123
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2012A
2013A
2014E
2015E
2016E
2017E
2018E
2019E
Public
Residential
Non-Residential
Other
Total
U.S. Domestic Cement Capacity

Compelling Transaction Fundamentals

Premier Assets
Most northern cement plant (1.2M short ton / 1.1M metric
ton capacity) on the Mississippi River
Davenport Assets distributed approximately 1.5M short
tons of cement in ’14; volume over the Davenport plant
capacity will be serviced with CCC capacity
Well-run, low-cost plant with strong management
Efficient barge, rail and truck distribution modes
1 of 4 terminal operators in New Orleans that can supply
imported cement into the southern Mississippi River
On-site limestone reserves of ~50 years
Compelling Strategic Fit
100% materials business in attractive cement sector
Increases Summit’s geographical diversity
Expands Summit’s exposure to private-led demand
New market platforms for downstream growth
Provides distribution infrastructure to support cement
capacity expansion at CCC’s Hannibal, MO plant
Attractive Markets
Low-cost supplier in growing upriver markets
Downriver growth markets represent an expansion
opportunity
Enables CCC to utilize its excess capacity and bring
additional supply to the Davenport terminal network
Favorable Timing
Projected U.S. demand > U.S. domestic supply by ’17
Positive pricing trends
Source: USGS, PCA.

Unique Opportunity to Drive Growth & Create Shareholder
Value

Margin Expansion
Strong Operational Fit Increased Materials Exposure
Immediately Accretive
Davenport and CCC’s Hannibal, MO plant are the two most
northerly cement plants on the Mississippi river
Many synergy opportunities between Davenport and CCC’s
Hannibal, MO plant
o
Distribution efficiencies
o
Alternative fuels optimization
o
Operational best practices
Complementary, experienced management teams across
Davenport and CCC
Pure-play cement business
More than doubles Summit’s cement operations
Increases Summit’s materials-related earnings exposure by
approximately 900 bps (1)
Expected to be accretive to Summit’s EPS from closing
Anticipated cost savings of approximately $3m
Favorable financing structure
Strong free cash flow – mature plant with low maintenance
capex
Higher margin cement business enhances Summit’s margin
profile by approximately 200 bps (1)
Further margin expansion expected from improving
industry fundamentals
(1) Estimated based on currently available information, including unaudited financial information provided by the seller and certain assumptions by management.  Audited carve-out financials are not yet available and actual results may vary.

Premier Cement Assets
Significantly Enhances Summit’s Margin Profile

Successfully Continuing Execution of Summit’s Growth
Strategy
Leading Positions in Attractive Markets
Positioned to Benefit from Improving Industry Fundamentals
Substantially Increases Summit’s Materials-Related Earnings Exposure
Immediately Accretive with Strong Free Cash Flow